UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 9, 2012

Date of Report (Date of earliest event reported)

ADVANCED MICRO DEVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-07882	94-1692300
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One AMD Place

P.O. Box 3453

Sunnyvale, California 94088-3453

(Address of principal executive offices) (Zip Code)

(408) 749-4000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 9 and 10, 2012, the Compensation Committee (the “Compensation Committee”) of the Board of Directors of Advanced Micro Devices, Inc. (the “Company”) took the following compensation actions with respect to certain Named Executive Officers of the Company (as set forth in the Company’s most recent proxy statement filed with the Securities and Exchange Commission on March 15, 2012):

•	The Compensation Committee approved the following aggregate grant date fair values of equity awards (the “Award Value”):

Named Executive Officer	Award Value
Rory P. Read President and Chief Executive Officer	$6,500,000
Thomas J. Seifert Senior Vice President, Chief Financial Officer	$2,850,000
Mark D. Papermaster Senior Vice President, Chief Technology Officer	$2,000,000
Harry A. Wolin Senior Vice President, General Counsel and Secretary	$1,825,000

On the grant date, each of the above Named Executive Officer’s Award Value will be converted into a mix of time-based stock options (with a grant date fair value equal to 25% of the Award Value), time-based restricted stock units (with a grant date fair value equal to 25% of the Award Value) and performance-based restricted stock units (with a grant date fair value equal to 50% of the Award Value) using the 30-day stock price average on the grant date and then-current binomial discount factor. These awards will be granted on June 15, 2012 under the Company’s 2004 Equity Incentive Plan, as amended and restated.

The time-based stock options will have an exercise price equal to 100% of the fair market value of the Company’s common stock on the grant date, and will vest 33 1/3% on June 15, 2013 and 8.33% per quarter over the next eight following quarters.

The time-based restricted stock units will vest 1/3 on each of August 9, 2013, August 9, 2014 and August 9, 2015.

The performance-based restricted stock units will vest in three equal annual installments commencing on the first anniversary of the grant date if (i) the weighted average closing price of the Company’s common stock over any 30-day period during the three-year vesting period is equal to or greater than $10.00 per share and (ii) the respective Named Executive Officer continues his employment with the Company through the applicable vesting date.

•	The Compensation Committee approved a base salary increase for Mr. Wolin, effective July 1, 2012. Accordingly, Mr. Wolin received a 5.3% increase in his base salary from $475,000 to $500,000.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 15, 2012	ADVANCED MICRO DEVICES, INC.

	By:	/s/ Harry A. Wolin
	Name:	Harry A. Wolin
	Title:	Senior Vice President, General Counsel
and Secretary